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                                                                    Exhibit 99.1

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                       ORIGEN RESIDENTIAL SECURITIES, INC.

                                  as Purchaser,

                       ORIGEN SECURITIZATION COMPANY, LLC

                                   as Seller,

                                       and

                             ORIGEN FINANCIAL L.L.C.

                                  as Originator

                                   ----------

                            ASSET PURCHASE AGREEMENT
                                  Series 2007-A

                            Dated as of April 1, 2007

                                   ----------

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                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS

   Section 1.1  Definitions..............................................      2

                                   ARTICLE II

                    SALE OF CONTRACTS AND RELATED PROVISIONS

   Section 2.1  Sale of Contracts........................................      2
   Section 2.2  Obligations of the Seller Upon Sale......................      2
   Section 2.3  Payment of Purchase Price for the Contracts..............      4

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

   Section 3.1  Seller Representations and Warranties....................      4
   Section 3.2  Originator Representations and Warranties................      5
   Section 3.3  Representations and Warranties Regarding Each Contract...      6
   Section 3.4  [Reserved]...............................................     11
   Section 3.5  Representations and Warranties Regarding the Contracts in
                   the Aggregate.........................................     11
   Section 3.6  Representations and Warranties Regarding the Contract
                   Files.................................................     12
   Section 3.7  Remedies for Breach......................................     13
   Section 3.8  [Reserved]...............................................     14

                                   ARTICLE IV

                               SELLER'S COVENANTS

   Section 4.1  Covenants of the Seller..................................     14

                                    ARTICLE V

                           INDEMNIFICATION BY THE ORIGINATOR

   Section 5.1  Indemnification..........................................     15

                                   ARTICLE VI

                                   TERMINATION

   Section 6.1  Termination..............................................     15

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

   Section 7.1  Amendment................................................     15
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   Section 7.2  Governing Law............................................     15
   Section 7.3  Notices..................................................     15
   Section 7.4  Severability of Provisions...............................     17
   Section 7.5  Relationship of Parties..................................     17
   Section 7.6  Counterparts.............................................     17
   Section 7.7  Further Agreements.......................................     18
   Section 7.8  Intention of the Parties.................................     18
   Section 7.9  Successors and Assigns; Assignment of Agreement..........     18
   Section 7.10 Survival.................................................     18
   Section 7.11 Third Party Beneficiary..................................     18

SCHEDULE 1
   LIST OF CONTRACTS ....................................................    I-1

EXHIBIT A   FORM OF CERTIFICATE REGARDING SUBSTITUTED CONTRACTS
EXHIBIT B   STANDARD & POOR'S GLOSSARY FOR FILE FORMAT FOR
               LEVELS(R) VERSION 5.6 REVISED
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

          This ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of April 1, 2007, is made among Origen Securitization Company, LLC (the "Seller"), Origen Residential Securities, Inc. (the "Purchaser"), and Origen Financial L.L.C. (the "Originator").

                                   WITNESSETH:

          WHEREAS, the Seller owns the manufactured housing installment sales contracts and installment loan agreements listed on Schedule I-A hereto (collectively, the "Contracts"); and

          WHEREAS, the parties hereto desire that the Seller sell the Contracts to the Purchaser, and that the Originator make certain representations and warranties on the Closing Date and undertake certain obligations on the Closing Date with respect to such Contracts, in each case pursuant to the terms of this Agreement; and

          WHEREAS, pursuant to the terms of a Trust Agreement dated as of April 1, 2007 (the "Trust Agreement"), among the Purchaser, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and The Bank of New York Trust Company, N.A., as certificate registrar and certificate paying agent, the Purchaser will convey the Contracts to the Issuer; and

          WHEREAS, pursuant to the terms of a Servicing Agreement dated as of April 1, 2007 (the "Servicing Agreement"), among Origen Financial LLC, as servicer (the "Servicer"), Origen Servicing, Inc., as subservicer (the "Subservicer"), Origen Manufactured Housing Contract Trust 2007-A, a Delaware statutory trust (the "Issuing Entity"), and The Bank of New York Trust Company, N.A., as indenture trustee (the "Indenture Trustee"), the Servicer will be responsible for servicing the Contracts and will engage the Subservicer to perform the primary servicing of the Contracts; and

          WHEREAS, pursuant to the terms of an Indenture dated as of April 1, 2007 (the "Indenture"), between the Issuer and the Indenture Trustee, the Issuer will pledge the Contracts and issue and transfer to, the Purchaser the Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2007-A, Class A-1 and Class A-2 (collectively, the "Notes"), representing debt of the Issuer; and

          WHEREAS, the parties intend these transactions to be treated for federal, state and local tax purposes as the retention by Origen REIT of ownership of the Contracts and the financing of such Contracts through the issuance of secured indebtedness evidenced by the Notes, and have mutually covenanted to treat the transactions consistent with that intent for all federal, state and local tax purposes;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1 Definitions. For all purposes of this Asset Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the definitions attached to the Indenture as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                                   ARTICLE II

                    SALE OF CONTRACTS AND RELATED PROVISIONS

     Section 2.1 Sale of Contracts.

          (a) The Seller, concurrently with the execution and delivery of this Agreement, does hereby transfer, sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, whether now existing or hereafter acquired and wherever located: (i) the Contracts listed on the List of Contracts as amended from time to time (including the security interests created thereby), including all principal of and interest received on or with respect to such Contracts after the Cut-off Date, (ii) all of the rights under all Hazard Insurance Policies relating to the Manufactured Homes securing such Contracts for the benefit of the creditors under such Contracts, (iii) all documents contained in the Contract Files and in the Land-and-Home Contract Files with respect to the related Contracts, and (iv) all proceeds of any of the foregoing.

          (b) Other than for federal, state and local tax purposes, the parties hereto intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Contracts and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Contracts and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The transactions described herein will be treated as set forth in Section 7.8 hereof for federal, state and local tax purposes.

     Section 2.2 Obligations of the Seller Upon Sale.

          (a) In connection with the transfer pursuant to Section 2.1 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date with respect to each Contract, (a) to indicate in its books and records that the Contracts have been sold to the Purchaser or to the Issuer, as assignee of the Purchaser, pursuant to this Agreement and (b) to deliver to the Purchaser an electronic file containing a true and complete list of all such Contracts specifying for each such Contract, as of the related Cut-off Date: (i) its account number and (ii) the Cut-off Date Principal Balance and such other information specified in the definition of "List of Contracts" in the Indenture. Such electronic file, which forms a part of Exhibit B to the

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Indenture shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

          (b) In connection with the conveyance by the Seller, on or prior to the Closing Date with respect to each Contract, the Seller shall deliver or cause to be delivered to the Indenture Trustee, or the Custodian on its behalf, the Contract File with respect to each Contract and the Land-and-Home Contract File with respect to each Land-and-Home Contract transferred and assigned pursuant to this Agreement.

          (c) The Seller further hereby confirms to the Purchaser that, as of the Closing Date with respect to each Contract, it has caused the portions of the Electronic Ledger relating to the Contracts maintained by the Seller to be clearly and unambiguously marked to indicate that the Contracts have been sold to the Purchaser or the Indenture Trustee as assignee of the Purchaser, as applicable. The Electronic Ledger shall indicate that the Contracts are held by the Custodian on behalf of the Indenture Trustee.

          (d) For administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments of Mortgage related to Land-and-Home Contracts shall not be required to be submitted for recording; provided, however, that each Assignment of Mortgage for each Land-and-Home Contract shall be submitted for recording by the Seller, at its expense and at the direction of the Servicer, in the name of the Indenture Trustee, at no expense to the Issuer or the Indenture Trustee, upon the occurrence of a bankruptcy or insolvency proceeding instituted by the Servicer, or the continuance of such a proceeding against the Servicer instituted by another party, unstayed, for 60 days. Upon receipt of written notice that recording of the Assignments of Mortgage is required pursuant to the condition set forth in the preceding sentence, the Seller shall be required to deliver such Assignments of Mortgage within 60 days following receipt of such notice.

          The Seller promptly shall (within 60 Business Days following the date it becomes required to submit Assignments of Mortgage related to Land-and-Home Contracts for recording pursuant to this Section 2.2(d)) submit or cause to be submitted for recording, at no expense to the Purchaser (or the Trust Estate or the Indenture Trustee under the Indenture), in the appropriate public office for real property records, each Assignment of Mortgage for each Land-and-Home Contract and shall execute each original Assignment of Mortgage in the following form: "The Bank of New York Trust Company, N.A., as Indenture Trustee under the applicable agreement." In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller promptly shall prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter cause each such Assignment of Mortgage to be duly recorded.

          (e) If a material defect in any Asset File is discovered which may materially and adversely affect the value of the related Contract, or the interests of the Indenture Trustee (as pledgee of the Contracts), the Noteholders, the Note Insurer or the Certificateholders in such Contract including if any document required to be delivered to the Indenture Trustee has not been delivered, the Seller shall cure such defect, repurchase the related Contract at the Repurchase Price or substitute an Eligible Substitute Contract for the related Contract upon the

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same terms and conditions set forth in Section 3.7 hereof for breaches of representations and warranties as to the Contracts.

          (f) The Seller agrees to prepare and execute UCC-1 financing statements with the Secretary of State in the State of Delaware (which shall have been filed within seven days of the Closing Date) describing the Contracts and naming the Seller as debtor and the Purchaser (and indicating that such Contracts have been assigned to the Issuer and pledged to the Indenture Trustee), as secured party and all necessary continuation statements and any amendments to the UCC-1 financing statements required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the location of the Seller, as are necessary to perfect and protect the Indenture Trustee's interest in each Contract and the proceeds thereof.

     Section 2.3 Payment of Purchase Price for the Contracts. In consideration of the sale of the Contracts from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $200,423,695.60 (the "Purchase Price"), and to transfer to, or upon order of, the Seller on the Closing Date the Trust Certificates.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

     Section 3.1 Seller Representations and Warranties. The Seller represents and warrants to the Purchaser and the Note Insurer as of the Closing Date:

          (a) Organization and Good Standing. The Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller.

          (b) Authorization; Binding Obligations. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          (c) No Consent Required. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or

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declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          (d) No Violations. The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court or the organization documents of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound.

          (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Notes which, if adversely determined, would in the opinion of the Seller have a material adverse effect on the transactions contemplated by this Agreement.

          (f) Seller's Office. The Seller's chief executive office is in Southfield, Michigan.

          (g) Seller's Location. For purposes of the Uniform Commercial Code, the Seller's location is Delaware.

     Section 3.2 Originator Representations and Warranties. The Originator represents and warrants to the Purchaser and the Note Insurer as of the Closing
Date:

          (a) Organization and Good Standing. The Originator is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power to own its assets and to transact the business in which it is currently engaged. The Originator is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Originator.

          (b) Authorization; Binding Obligations. The Originator has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Originator enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          (c) No Consent Required. The Originator is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          (d) No Violations. The execution, delivery and performance of this Agreement by the Originator will not violate any provision of any existing law or regulation or any order or decree of any court or the organization documents of the Originator, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Originator is a party or by which the Originator may be bound.

          (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Originator threatened, against the Originator or any of its properties or with respect to this Agreement or the Notes which, if adversely determined, would in the opinion of the Originator have a material adverse effect on the transactions contemplated by this Agreement.

          (f) Licensing. The Originator is duly registered as a finance company in each state in which Contracts were originated, to the extent such registration is required by applicable law.

          (g) Originator's Office. The Originator's chief executive office is in Southfield, Michigan.

          (h) Origen REIT is a REIT. Origen CMO Residual Holding Company, LLC and any Affiliate of Origen REIT that holds a Trust Certificate is a "qualified REIT subsidiary" as defined in Section 856(i) of the Code or is an entity that is disregarded for federal income tax purposes and is wholly owned by a "real estate investment trust" as defined in Section 856(a) of the Code or a "qualified REIT subsidiary" as defined in Section 856(i) of the Code.

     Section 3.3 Representations and Warranties Regarding Each Contract.

          The Seller and Originator each represents and warrants to the Note Insurer and the Purchaser and its assignees as of the Closing Date with respect to each Contract:

          (a) List of Contracts. The information set forth in the applicable List of Contracts is true and correct as of its date.

          (b) Payments. As of the Cut-off Date, the most recent scheduled payment was made by or on behalf of the Obligor (without any advance from the Seller or any Person acting at the request of the Seller) or was not past due for more than 30 days.

          (c) No Waivers. The terms of the Contract have not been waived, altered or modified in any respect, except by instruments or documents identified in the Contract File or Land-and-Home Contract File, as applicable.

          (d) Binding Obligation. The Contract is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

          (e) No Defenses. The Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of

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the Contract or the exercise of any right thereunder will not render the
Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

          (f) Insurance Coverage. The Manufactured Home securing the Contract is covered by a Hazard Insurance Policy in the amount required by Section 3.10 of the Servicing Agreement. With respect to any Contract, the Seller has obtained:
(i) a statement from the Obligor's insurance agent or other information source that the Manufactured Home was, at the time of origination of the Contract, not in a federally designated special flood hazard area; or (ii) evidence that, at the time of origination, flood insurance was in effect, which coverage is at least equal to that required by Section 3.10 of the Servicing Agreement or such lesser coverage as may be available under the federal flood insurance program. All premiums due as of the Closing Date on such insurance have been paid in full.

          (g) Origination. The Contract was originated by a manufactured housing dealer and purchased by the Originator, or originated by the Originator directly, in the regular course of its business.

          (h) Lawful Assignment. The Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Contract pursuant to this Agreement or pursuant to transfers of Notes or Certificates, or the ownership of the Contract by the Issuer, unlawful or render the Contract unenforceable.

          (i) Compliance with Law. At and since the date of origination of the Contract, all requirements of any federal and state laws, rules and regulations applicable to the Contract, including, without limitation, usury, truth in lending, equal credit opportunity, predatory and abusive lending laws, have been complied with, and the Originator shall for at least the period of this Agreement, maintain in its possession, available for the Indenture Trustee's inspection, and shall deliver to the Indenture Trustee upon demand, evidence of compliance with all such requirements. Such compliance is not affected by the Purchaser's or its assignee's ownership of the Contract.

          (j) Contract in Force. The obligation set forth in the Contract has not been satisfied or subordinated in whole or in part, nor has the Contract been rescinded, and the Manufactured Home securing the Contract has not been released from the lien of the Contract in whole or in part.

          (k) Valid Security Interest. Each Contract (other than the Land-and-Home Contracts) creates a valid and enforceable perfected first priority security interest in favor of the Originator in the Manufactured Home covered thereby as security for payment of the Cut-off Date Principal Balance of such Contract. The Originator has assigned to the Seller and the Seller has assigned all of its right, title and interest in such Contract, including the security interest in the Manufactured Home covered thereby, to the Purchaser. The Purchaser will own each Contract free of any lien and has and will have a valid and enforceable first priority security interest in each Manufactured Home covered thereby. Upon execution of the Indenture, the

Indenture Trustee will have a valid and perfected first priority security interest in the related Manufactured Home securing each Contract included in the Trust Estate.

          Each Mortgage related to a Land-and-Home Contract is a valid first lien in favor of the Seller on real property securing the amount owed by the Obligor under the related Land-and-Home Contract subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Land-and-Home Contract obtained by the Seller and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage. As of the Closing Date, with respect to each Contract, the Seller will have assigned all of its right, title and interest in such Land-and-Home Contract and related Mortgage, including the security interest in the Manufactured Home covered thereby, to the Purchaser who will assign it to the Issuer, who will pledge it to the Indenture Trustee under the Indenture. The Purchaser will have a valid and perfected and enforceable first priority security interest each Mortgaged Property related to a Land-and-Home Contract, subject to the exceptions set forth above.

          (l) Capacity of Parties. The signature(s) of the Obligor(s) on the Contract are genuine and all parties to the Contract had full legal capacity to execute the Contract.

          (m) Good Title. In the case of a Contract purchased from a manufactured housing dealer, the Originator purchased the Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the Contract was subject to a security interest. Immediately prior to the transfer hereunder, the Seller has good and marketable title thereto free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and is the sole owner thereof with full right to transfer the Contract to the Purchaser. With respect to any Contract bearing a stamp indicating that such Contract has been sold to another party, such other party's interest in such Contract has been released.

          (n) No Defaults. As of the Cut-off Date, there was no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract (except payment delinquencies permitted by clause (b) above). The Seller has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (b) above. As of the Closing Date, the related Manufactured Home is, to the best of the Seller's and the Originator's knowledge, free of damage and in good repair. No Manufactured Home has suffered damage that is not covered by a Hazard Insurance Policy, including, but not limited to, hurricanes, earthquakes, floods, tornadoes, straight-line winds, sinkholes, mudslides, volcanic eruptions and other natural disasters.

          (o) No Liens. As of the Closing Date, there are no liens or claims which have been filed for work, labor or materials affecting the Manufactured Home or any related

Mortgaged Property securing the Contract which are or may be liens prior to, or equal or coordinate with, the lien of the Contract.

          (p) Equal Installments. Each Contract with a fixed Contract Rate provides for level monthly payments which, if paid on each Due Date, amortize the loan over its term.

          (q) Enforceability. The Contract contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

          (r) One Original. There is only one original executed Contract (other than the original executed copy retained by the Obligor), which Contract has been delivered to the Purchaser or its custodian on or before the Closing Date.

          (s) Loan-to-Value Ratio. At the time of their origination all of the Contracts had Loan-to-Value Ratios not greater than 100%.

          (t) Primary Resident. At the time of origination of the Contract the Obligor was the primary resident of the related Manufactured Home. In the case of the "Buy For" program, the Obligor has purchased the Manufactured Home for the primary resident. The "Buy For" program loans represent $13,912,624 and 6.94% of the Cut-off Date Principal Balance of the Contracts as of the Cut-off Date.

          (u) Not Real Estate. With respect to each Contract other than a Land-and-Home Contract, the related Manufactured Home is not generally considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located.

          (v) Notation of Security Interest. With respect to each Contract other than a Land-and-Home Contract, if the related Manufactured Home is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such Manufactured Home is being applied for such title document will be issued within 180 days and will show, the Originator or its assignee as the holder of a first priority security interest in such Manufactured Home; if the related Manufactured Home is located in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in manufactured housing, such filings or recordings have been duly made and show the Originator or its assignee as secured party. If the related Manufactured Home secures a Land-and-Home Contract, such Manufactured Home is subject to a Mortgage properly filed in the appropriate public recording office or such Mortgage will be properly filed in the appropriate public recording office within 180 days, naming the Originator as mortgagee. In either case, the Indenture Trustee has the same rights as the secured party of record would have (if such secured party were still the owner of the Contract) against all Persons (including the Seller and any trustee in bankruptcy of the Seller) claiming an interest in such Manufactured Home.

          (w) Secondary Mortgage Market Enhancement Act. The related Manufactured Home is a "manufactured home" within the meaning of 42 United States Code, Section 5402(6). Each manufactured housing dealer from whom the Originator purchased such Contract, if any, was then approved by the Originator in accordance with the requirements of the

Secretary of Housing and Urban Development set forth in 24 CFR Section 201.27. At the origination of each Contract, the Originator was approved for insurance by the Secretary of Housing and Urban Development pursuant to Section 2 of the National Housing Act.

          (x) Simple Interest and Actuarial Contracts. As of the Cut-off Date, no more than 0.62% of the Contracts are "simple interest" manufactured housing installment loan agreements or manufactured housing installment sales contracts and the remaining Contracts are actuarial manufactured housing installment loan agreements or manufactured housing installment sales contracts.

          (y) Land-and-Home Contracts. No Contract other than a Land-and-Home Contract is secured, or intended to be secured, in whole or in part by the lien of a mortgage or deed of trust creating a first lien on an estate in fee simple in the real property.

          (z) Financing of Real Property. No Contract other than a Land-and-Home Contract has financed any amount in respect of real property.

          (aa) Manufactured Homes. The related manufactured home is a "manufactured home" within the meaning of Section 5402(6) of Title 42 of the United States Code.

          (bb) No Prepayment Penalties. No more than thirty-eight (38) Contracts (with a Cut-off Date balance of no greater than $4,907,681) contains any provisions providing for the payment of a prepayment fee or penalty upon the prepayment of a portion or all of the outstanding principal balance of that Contract, and no such prepayment penalty has a term of greater than three years after the Contract's origination date.

          (cc) No Predatory Loans. No Contract is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA") and no Contract is in violation of any comparable state law. No Contract in the Trust Estate is a "high cost home," "covered," "high risk home" or "predatory" loan under HOEPA or any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), as applicable.

          (dd) Georgia Loans. No Land-and-Home Contract was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia.

          (ee) No Contract is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.6 Revised (attached hereto as Exhibit B).

          (ff) Each Contract is secured by a manufactured housing unit that is a single-family residential unit.

     Section 3.4 [Reserved]

     Section 3.5 Representations and Warranties Regarding the Contracts in the Aggregate. The Seller and the Originator each represents and warrants to the
Note Insurer and the Purchaser and its assignees as of the Closing Date, with respect to the Contracts that:

          (a) Amounts. The aggregate principal amounts payable by Obligors under the Contracts as of the Cut-off Date equal the Cut-off Date Pool Principal Balance. The aggregate principal amounts payable by Obligors under the Contracts as of the Cut-off Date equal $200,423,695.60.

          (b) Characteristics of Contracts. The Contracts have the following characteristics as of the Cut-off Date:

               (i) the Obligors on not more than 54.20% of the Contracts by Cut-off Date Pool Principal Balance are located in any one state, the Obligors on not more than 2.52% of the Contracts by Cut-off Date Pool Principal Balance are located in an area with the same zip code and the Obligors on not more than 2.52% of the Contracts by Cut-off Date Pool Principal Balance are located in California in an area with the same zip code;

               (ii) no Contract has a remaining term to maturity of fewer than 47 months or more than 360 months;

               (iii) the final scheduled payment date on the Contract with the latest maturity is in April 1, 2037;

               (iv) 44.09% of the Contracts by Cut-off Date Pool Principal Balance is attributable to loans for purchases of new Manufactured Homes and approximately 55.91% is attributable to loans for purchases of used Manufactured Homes;

               (v) 9.90% of the Contracts by Cut-off Date Pool Principal Balance are attributable to Land-and-Home Contracts;

               (vi) the Weighted Average Net Contract Rate of the Contracts as of the Cut-off Date is at least 9.409% per annum;

               (vii) 88.97% of the Contracts by Cut-off Date Pool Principal Balance is attributable to loans for the purchase of multi-section Manufactured Homes;

               (viii) the weighted average (by Cut-off Date Pool Principal Balance) loan to value ratio of the Contracts is not more than 81.99%;

               (ix) no Contract was originated before April 9, 1998;

               (x) 69.77% of the Contracts by Cut-off Date Pool Principal Balance are secured by Manufactured Homes located in a community or mobile home park;

               (xi) the weighted average FICO score of the obligors determined in connection with the origination of the Contracts, and weighted based on Cut-off Date Principal Balance, is not less than 726;

               (xii) the number of refinancings relating to repossessions is not greater than 1.21% and

               (xiii) no more than 4.41% of the Contracts will be secured by Manufactured Homes located in the State of Texas.

          (c) Electronic File. The Electronic File made available by the Seller was complete and accurate as of its date and includes a description of the same Contracts that are described in the List of Contracts.

          (d) Marking Records. By the Closing Date, the Seller has caused the portions of the Electronic Ledger relating to the Contracts to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust Estate and are held by the Custodian on behalf of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders in accordance with the terms of the Indenture.

          (e) No Adverse Selection. No adverse selection procedures have been employed in selecting the Contracts.

     Section 3.6 Representations and Warranties Regarding the Contract Files.

          The Seller and the Originator each represents and warrants to the Purchaser and the Note Insurer, as of the Closing Date with respect to the Contracts, that:

          (a) Bulk Transfer Laws. The transfer, assignment and conveyance of the Contracts and the Asset Files by the Seller pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

          With respect to the representations and warranties set forth in this Section that are made to the best of the each of the Seller's and Originator's knowledge or as to which the Seller and the Originator have no knowledge, if it is discovered by the Purchaser, the Seller, the Originator, the Servicer, the
Note Insurer, the Issuer or the Indenture Trustee that the substance of any such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Contract or the interest of the Trust Estate therein, notwithstanding the Seller's or Originator's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty and either the Seller or the Originator, as applicable, shall cure such breach, repurchase the related Contract at the Repurchase Price or substitute an Eligible Substitute Contract therefor pursuant to Section 3.6(b).

     Section 3.7 Remedies for Breach. (a)Upon discovery by the Originator or Seller, as applicable, or upon notice from the Purchaser, the Issuer, the Owner Trustee, the Servicer, the Originator, the Seller, the Note Insurer or the Indenture Trustee, as applicable, of any materially defective document in, or that a document was not transferred by the Seller (as listed on the Custodian's preliminary exception report) as part of any File, or of a breach of any representation or warranty set forth in Sections 3.1, 3.2, 3.3, 3.5 or 3.6 of this Agreement which materially and adversely affects the interests of the Note Insurer, the Noteholders or the Certificateholders, as applicable, in any Contract, the Originator or Seller, as applicable, shall, within 60 days of its discovery or its receipt of notice of such breach, deliver such missing document or cure such defect or breach in all material respects or, in the event the Originator or Seller, as applicable, cannot deliver such missing document or cannot cure such defect or breach, the Originator or Seller, as applicable, shall, within ninety (90) days of its discovery or receipt of notice, either (i) repurchase the affected Contract at the Repurchase Price or (ii) pursuant to the provisions of the Indenture, cause the removal of such Contract from the Trust Estate and substitute one or more Eligible Substitute Contracts. The Originator or Seller, as applicable, shall amend the List of Contracts to reflect the withdrawal of such Contract from the terms of this Agreement and the Indenture. Notwithstanding the foregoing, the failure of a Contract File to include evidence of title to a Manufactured Home described in the definition of "Contract File" on "Land and Home Contract File" shall not constitute a breach until the passage of the 180-day period referred to in Section 3.3(v), without the delivery of the required documents. The Originator or Seller, as applicable, shall deliver to the Purchaser such amended List of Contracts and shall deliver such other documents as are required by this Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 3.7 shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Repurchase Price in accordance with the Servicing Agreement. Any repurchase required by this Section 3.7 shall be made in a manner consistent with Section 2.03 of the Servicing Agreement. The Repurchase Price for any such Contract repurchased by the Originator or the Seller, as applicable, shall be paid by the Originator or the Seller, as applicable, to the Servicer for deposit in the Collection Account maintained by it pursuant to Section 3.10 of the Servicing Agreement.

          (b) The Originator, at its election, may substitute one or more Eligible Substitute Contracts for any Contracts that it is obligated to repurchase in accordance with this Section 3.6 (such Contracts being referred to as the "Replaced Contracts") upon satisfaction of the following conditions:

               (i) the Originator shall have conveyed to the Indenture Trustee the Contracts to be substituted for the Replaced Contracts and the Asset Files related to such Contracts and the Originator shall have marked the Electronic Ledger indicating that such Contracts constitute part of the Trust Estate;

               (ii) the Contracts to be substituted for the Replaced Contracts are Eligible Substitute Contracts and the Originator delivers an Officers' Certificate, substantially in the form of Exhibit A hereto, to the Indenture Trustee certifying that such Contracts are Eligible Substitute Contracts;

               (iii) the Seller shall have delivered to the Indenture Trustee evidence of filing of a UCC-1 financing statement executed by the Seller as debtor, naming the Indenture Trustee as secured party filed in the State of Delaware, listing such Contracts as collateral, or shall have delivered to the Depositor or the Indenture Trustee, as the case may be, an amended List of Contracts;

               (iv) in respect of Eligible Substitute Contracts that are Land and Home Contracts, the Seller shall have delivered to the Depositor, the related Land and Home Contract Files; and

               (v) if the aggregate Principal Balance of such Replaced Contracts is greater than the aggregate Principal Balance of the Contracts being substituted, the Originator shall have delivered to the Servicer for deposit in the Collection Account the amount of such excess and shall have included in the Officers' Certificate required by clause (ii) above a certification that such deposit has been made.

          Such substitution shall be effected prior to the first Determination Date that occurs more than 90 days after the Originator becomes aware, or receives written notice from the Indenture Trustee or the Note Insurer, of the breach referred to in this Section 3.7. Promptly after any substitution of a Contract, the Originator shall give written notice of such substitution to each Rating Agency and the Note Insurer.

          (c) It is understood and agreed that the obligations of the Originator and the Seller set forth in this Section 3.7 to cure or repurchase a defective Contract shall, except to the extent provided in last sentence of this Section 3.7(c) and in Section 5.1 of this Agreement, constitute the sole remedies of the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee, or the Servicer, acting pursuant to the Servicing Agreement, on behalf of the Noteholders) against the Originator or the Seller, as applicable, respecting a missing document or a breach of the representations and warranties contained in Sections 3.1, 3.2, 3.3, 3.5 or 3.6 of this Agreement. It is understood and agreed that the representations and warranties set forth in Sections 3.1, 3.2, 3.3, 3.5 or 3.6 of this Agreement shall survive delivery of the respective Asset Files to the Issuer. In addition, the Originator shall defend and indemnify the Purchaser, the Issuer, the Owner Trustee, the Indenture Trustee, the Note Insurer, its officers, directors, employees and agents, and the Noteholders and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, arising out of any claims which may be asserted against or incurred by any of them as a result of any third-party action arising out of the breach of the representations and warranties set forth in Sections 3.3 (i), 3.3 (bb) and 3.3 (cc) of this Agreement.

     Section 3.8 [Reserved]

                                   ARTICLE IV

                               SELLER'S COVENANTS

     Section 4.1 Covenants of the Seller. The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract, or any interest therein;

the Seller will notify the Indenture Trustee, as assignee of the Purchaser, of the existence of any Lien on any Contract immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Issuer, as assignee of the Purchaser, in, to and under the Contracts, against all claims of third parties claiming through or under the Seller.

                                   ARTICLE V

                        INDEMNIFICATION BY THE ORIGINATOR

     Section 5.1 Indemnification. The Originator agrees to indemnify and to hold the Purchaser and the Note Insurer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way (i) related to the failure of the Seller or the Originator to perform its duties in compliance with the terms of this Agreement or (ii) arising from a breach by the Seller or the Originator of its representations and warranties in Article III of this Agreement. The Originator shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement, and the Originator shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser in respect of such claim.

                                   ARTICLE VI

                                   TERMINATION

     Section 6.1 Termination. The respective obligations and responsibilities of the Seller, the Originator and the Purchaser created hereby shall terminate, except for the Originator's indemnity obligations as provided herein, upon the termination of the Issuer pursuant to the terms of the Trust Agreement.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.1 Amendment. This Agreement may be amended from time to time by the Seller, the Originator and the Purchaser with the prior written consent of the Note Insurer by written agreement signed by the Seller, the Originator and the Purchaser, which consent shall not be unreasonably withheld.

     Section 7.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions thereof (except Section 5-1401 of the New York General Obligations Law).

     Section 7.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered addressed as follows:

          (i)  if to the Seller:

                    Origen Securitization Company, LLC
                    27777 South Franklin Road
                    Suite 1700
                    Southfield, Michigan 48034
                    Attention: Mark Landschulz and Ronald A. Klein

               with a copy to:

                    Thomas Y. Hiner
                    Hunton & Williams LLP
                    951 East Byrd Street
                    Riverfront Plaza, East Tower
                    Richmond, Virginia 23219

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

          (ii) if to the Purchaser:

                    Origen Residential Securities, Inc.
                    27777 South Franklin Road
                    Suite 1700
                    Southfield, Michigan 48034
                    Attention: Mark Landschulz and Ronald A. Klein

               with a copy to:

                    Thomas Y. Hiner
                    Hunton & Williams LLP
                    951 East Byrd Street
                    Riverfront Plaza, East Tower
                    Richmond, Virginia 23219

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

          (iii) if to the Originator:

                    Origen Financial L.L.C.
                    27777 South Franklin Road
                    Suite 1700
                    Southfield, Michigan 48034
                    Attention: Mark Landschulz and Ronald A. Klein

                with a copy to:

                    Thomas Y. Hiner
                    Hunton & Williams LLP
                    951 East Byrd Street
                    Riverfront Plaza, East Tower
                    Richmond, Virginia 23219

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

          (iv) if to the Owner Trustee:

                    Wilmington Trust Company
                    Rodney Square North
                    1100 North Market Street
                    Wilmington, Delaware 19890-0001
                    Attention: Corporate Trust Administration

          (v)  if to the Issuer:

                    Origen Manufactured Housing Contract Trust Series 2007-A c/o Origen Servicing, Inc.
                    27777 South Franklin Road Suite 1700
                    Southfield, Michigan 48034
                    Attention: Mark Landschulz and Ronald A. Klein

          (vi) if to the Indenture Trustee:

                    The Bank of New York Trust Company, N.A.
                    227 W. Monroe Street, 26th Floor
                    Chicago, Illinois 60606
                    Attention: Institutional Trust Services, Origen 2007-A

          (vii) in the case of the Note Insurer

                    Ambac Assurance Corporation
                    One State Street Plaza, 19th Floor
                    New York, New York 10004
                    Attention: Risk Management,
                               Consumer Asset-Backed Securities
                               Origen 2007-A

     Section 7.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 7.5 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller and the Originator shall be rendered as independent contractors and not as agents for the Purchaser.

     Section 7.6 Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

     Section 7.7 Further Agreements. The Purchaser, the Originator and the Seller each agrees to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement. Each of the Purchaser, the Originator and the Seller agrees to use its best reasonable efforts to take all actions necessary to be taken by it to cause the Class A-1 and Class A-2 Notes to be issued and rated "Aaa" by Moody's and "AAA" by Standard & Poor's, and each party will cooperate with the other in connection therewith and with the offering of all the Notes through the Purchaser's shelf registration statement.

     Section 7.8 Intention of the Parties. The Seller and the Purchaser agree that it is their intention that the sale of the Contracts to the Purchaser, and the Purchaser's sale of the Contracts to the Issuer pursuant to the Trust Agreement shall be treated for federal, state and local tax purposes as the retention by Origen REIT of the ownership of the Contracts (with the issuance of the Notes treated for federal, state and local tax purposes as the financing of the Contracts by the Seller's consolidated group of companies by the issuance of indebtedness secured by the Contracts) and mutually covenant to report this and all related transactions for all federal, stated and local tax reporting purposes in a manner consistent with that intent.

     Section 7.9 Successors and Assigns; Assignment of Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Originator, the Purchaser and their respective successors and assigns. The obligations of the Seller and the Originator under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and the Note Insurer, which consent shall be at the Purchaser's and the Note Insurer's sole discretion. The parties hereto acknowledge that the Purchaser is acquiring the Contracts for the purpose of selling them to the Issuer who will in turn pledge the Contracts to the Indenture Trustee for the benefit of the
Note Insurer, the Noteholders and the Certificateholders. As an inducement to the Purchaser to purchase the Contracts, the Seller and the Originator acknowledge and consent to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against the Seller and the Originator pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Seller and the Originator pursuant to this Agreement as assigned by the Purchaser and (ii) the assignment by the Issuer to the Indenture Trustee and the
Note Insurer of such rights and to the enforcement or exercise of any right or remedy by the Indenture Trustee and the Note Insurer, or the Servicer acting pursuant to the Servicing Agreement, against the Seller and the Originator pursuant to this Agreement as assigned by the Issuer. Such enforcement of a right or remedy by the Issuer, the Note Insurer, the Owner Trustee, the Servicer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 7.10 Survival. The representations and warranties made herein by the Seller and the Originator and the provisions of Article V hereof shall survive the purchase of the Contracts hereunder.

     Section 7.11 Third Party Beneficiary. The Indenture Trustee and the Note Insurer shall each be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

     IN WITNESS WHEREOF, the Seller, the Originator and the Purchaser have caused their names to be signed to this Asset Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                        ORIGEN RESIDENTIAL SECURITIES, INC.
                                           as Purchaser


                                        By: /s/ W. Anderson Geater, Jr.
                                            ------------------------------------
                                        Name: W. Anderson Geater, Jr.
                                        Title: Chief Financial Officer


                                        ORIGEN SECURITIZATION COMPANY, LLC
                                           as Seller


                                        By: /s/ W. Anderson Geater, Jr.
                                            ------------------------------------
                                        Name: W. Anderson Geater, Jr.
                                        Title: Chief Financial Officer


                                        ORIGEN FINANCIAL L.L.C.
                                           as Originator


                                        By: /s/ W. Anderson Geater, Jr.
                                            ------------------------------------
                                        Name: W. Anderson Geater, Jr.
                                        Title: Chief Financial Officer

           (Signature Page to Origen 2007-A Asset Purchase Agreement)

                                   SCHEDULE I

                                LIST OF CONTRACTS

            [ON FILE WITH THE ORIGINATOR AND AVAILABLE UPON REQUEST]

                                    EXHIBIT A

               FORM OF CERTIFICATE REGARDING SUBSTITUTED CONTRACTS
                             ORIGEN FINANCIAL L.L.C.
                   CERTIFICATE REGARDING SUBSTITUTED CONTRACTS

The undersigned certify that they are [title] and [title], of Origen Financial L.L.C., a limited liability company formed under the laws of Delaware ("the Company"), and that as such they are duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 3.7(b) of the Asset Purchase Agreement, dated April 1, 2007 (the "Agreement"), among Origen Securitization Company, LLC (the "Seller"), Origen Financial L.L.C. (the "Originator") and Origen Residential Securities, Inc. (all capitalized terms used herein without definition having the respective meanings specified in the Indenture, dated as of April 1, 2007, between Origen Manufactured Housing Contract Trust 2007-A, as issuer, and The Bank of New York Trust Company, N.A., as indenture trustee (the "Indenture Trustee"), and further certify that:

     1. The Contract and Contract File or Land and Home Contract File as applicable for each such Eligible Substitute Contract have been delivered to the Indenture Trustee or its Custodian.

     2. The Contracts on the attached schedule are to be substituted on the date hereof pursuant to Section 3.7(b) of the Agreement and each such Contract is an Eligible Substitute Contract.

     3. The UCC-1 financing statements in respect of the Contracts to be substituted, in the form required by Section 3.7(b)(iii) of the Agreement, have been filed with the appropriate offices.

     4. The Company shall have delivered to the Indenture Trustee, or its Custodian, the related Contract Files and Land-and-Home Contract Files.

     5. There has been deposited in the Collection Account the amounts listed on the schedule attached hereto as the amount by which the Principal Balance of each Replaced Contract exceeds the Principal Balance of each Contract being substituted therefor.

          IN WITNESS WHEREOF, we have affixed hereunto our signatures this ______ day of ______.

                                        ORIGEN FINANCIAL L.L.C.


                                        By
                                           -------------------------------------
                                        [Name]
                                               ---------------------------------
                                        [Title]
                                                --------------------------------

                                    EXHIBIT B

                APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                  FILE FORMAT FOR LEVELS(R) VERSION 5.6 REVISED

                             REVISED April 18, 2006

APPENDIX E - STANDARD & POOR'S ANTI-PREDATORY LENDING CATEGORIZATION

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                         Name of Anti-Predatory                     Category under Applicable
   State/Jurisdiction                  Lending Law/Effective Date                  Anti-Predatory Lending Law
   ------------------      -------------------------------------------------   ---------------------------------
Arkansas                   Arkansas Home Loan Protection Act, Ark. Code        High Cost Home Loan
                           Ann. Sections 23-53-101 et seq.

                           Effective July 16, 2003

Cleveland Heights, OH      Ordinance No. 72-2003 (PSH), Mun. Code Sections     Covered Loan
                           757.01 et seq.

                           Effective June 2, 2003

Colorado                   Consumer Equity Protection, Colo. Stat. Ann.        Covered Loan
                           Sections 5-3.5-101 et seq.

                           Effective for covered loans offered or entered
                           into on or after January 1, 2003. Other
                           provisions of the Act took effect on June 7,
                           2002

Connecticut                Connecticut Abusive Home Loan Lending Practices      High Cost Home Loan
                           Act, Conn. Gen. Stat. Sections 36a-746 et seq.

                           Effective October 1, 2001

District of Columbia       Home Loan Protection Act, D.C. Code Sections        Covered Loan
                           26-1151.01 et seq.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                         Name of Anti-Predatory                     Category under Applicable
   State/Jurisdiction                  Lending Law/Effective Date                  Anti-Predatory Lending Law
   ------------------      -------------------------------------------------   ---------------------------------
                           Effective for loans closed on or after January
                           28, 2003

Florida                    Fair Lending Act, Fla. Stat. Ann. Sections          High Cost Home Loan
                           494.0078 et seq.

                           Effective October 2, 2002

Georgia (Oct. 1, 2002 -    Georgia Fair Lending Act, Ga. Code Ann. Sections    High Cost Home Loan
Mar. 6, 2003)              7-6A-1 et seq.

                           Effective October 1, 2002 - March 6, 2003

Georgia as amended         Georgia Fair Lending Act, Ga. Code Ann. Sections    High Cost Home Loan
(Mar. 7, 2003 - current)   7-6A-1 et seq.

                           Effective for loans closed on or after March 7,
                           2003

HOEPA Section 32           Home Ownership and Equity Protection Act of         High Cost Loan
                           1994, 15 U.S.C. Section 1639, 12 C.F.R. Sections
                           226.32 and 226.34

                           Effective October 1, 1995, amendments October
                           1, 2002

Illinois                   High Risk Home Loan Act, Ill. Comp. Stat. tit.      High Risk Home Loan
                           815, Sections 137/5 et seq.

                           Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License
                           Act effective from May 14, 2001)

Kansas                     Consumer Credit Code, Kan. Stat. Ann. Sections      High Loan to Value Consumer
                           16a-1-101 et seq.                                   Loan (id. Section 16a-3-207) and;

                           Sections 16a-1-301 and 16a-3-207 became             High APR Consumer Loan (id.
                           effective April 14, 1999; Section 16a-3-308a        Section 16a-3-308a)
                           became effective July 1, 1999

Kentucky                   2003 KY H.B. 287 - High Cost Home Loan Act, Ky.     High Cost Home Loan
                           Rev. Stat. Sections 360.100 et seq.

                           Effective June 24, 2003

Maine                      Truth in Lending, Me. Rev. Stat. tit. 9-            High Rate High Fee

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                         Name of Anti-Predatory                     Category under Applicable
   State/Jurisdiction                  Lending Law/Effective Date                  Anti-Predatory Lending Law
   ------------------      -------------------------------------------------   ---------------------------------
                           A, Sections 8-101 et seq.                           Mortgage

                           Effective September 29, 1995 and as amended from time to time

Massachusetts              Part 40 and Part 32, 209 C.M.R. Sections 32.00 et   High Cost Home Loan
                           seq. and 209 C.M.R. Sections 40.01 et seq.

                           Effective March 22, 2001 and amended from time to time

Nevada                     Assembly Bill No. 284, Nev. Rev. Stat. Sections     Home Loan
                           598D.010 et seq.

                           Effective October 1, 2003

New Jersey                 New Jersey Home Ownership Security Act of 2002,     High Cost Home Loan
                           N.J. Rev. Stat. Sections 46:10B-22 et seq.

                           Effective for loans closed on or after November
                           27, 2003

New Mexico                 Home Loan Protection Act, N.M. Rev. Stat.           High Cost Home Loan
                           Sections 58-21A-1 et seq.

                           Effective as of January 1, 2004; Revised as of
                           February 26, 2004

New York                   N.Y. Banking Law Article 6-l                        High Cost Home Loan

                           Effective for applications made on or after April 1, 2003

North Carolina             Restrictions and Limitations on High Cost Home      High Cost Home Loan
                           Loans, N.C. Gen. Stat. Sections 24-1.1E et seq.

                           Effective July 1, 2000; amended October 1, 2003
                           (adding open-end lines of credit)

Ohio                       H.B. 386 (codified in various sections of the       Covered Loan
                           Ohio Code), Ohio Rev. Code Ann. Sections 1349.25
                           et seq.

                           Effective May 24, 2002

Oklahoma                   Consumer Credit Code (codified in various           Subsection 10 Mortgage
                           sections of Title 14A)

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                         Name of Anti-Predatory                     Category under Applicable
   State/Jurisdiction                  Lending Law/Effective Date                  Anti-Predatory Lending Law
   ------------------      -------------------------------------------------   ---------------------------------
                           Effective July 1, 2000; amended effective
                           January 1, 2004

South Carolina             South Carolina High Cost and Consumer Home          High Cost Home Loan
                           Loans Act, S.C. Code Ann. Sections 37-23-10 et
                           seq.

                           Effective for loans taken on or after January
                           1, 2004

West Virginia              West Virginia Residential Mortgage Lender,          West Virginia Mortgage Loan
                           Broker and Servicer Act, W. Va. Code Ann.           Act Loan
                           Sections 31-17-1 et seq.

                           Effective June 5, 2002

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

                                         Name of Anti-Predatory                     Category under Applicable
   State/Jurisdiction                  Lending Law/Effective Date                  Anti-Predatory Lending Law
   ------------------      -------------------------------------------------   ---------------------------------
Georgia (Oct. 1, 2002 -    Georgia Fair Lending Act, Ga. Code Ann. Sections    Covered Loan
Mar. 6, 2003)              7-6A-1 et seq.

                           Effective October 1, 2002 - March 6, 2003

New Jersey                 New Jersey Home Ownership Security Act of 2002,     Covered Home Loan
                           N.J. Rev. Stat. Sections 46:10B-22 et seq.

                           Effective November 27, 2003 - July 5, 2004

STANDARD & POOR'S HOME LOAN CATEGORIZATION

                                         Name of Anti-Predatory                     Category under Applicable
   State/Jurisdiction                  Lending Law/Effective Date                  Anti-Predatory Lending Law
   ------------------      -------------------------------------------------   ---------------------------------
Georgia (Oct. 1, 2002 -    Georgia Fair Lending Act, Ga. Code Ann. Sections    Home Loan
Mar. 6, 2003)              7-6A-1 et seq.

                           Effective October 1, 2002 - March 6, 2003

STANDARD & POOR'S HOME LOAN CATEGORIZATION

                                         Name of Anti-Predatory                     Category under Applicable
   State/Jurisdiction                  Lending Law/Effective Date                  Anti-Predatory Lending Law
   ------------------      -------------------------------------------------   ---------------------------------
New Jersey                 New Jersey Home Ownership Security Act of 2002,     Home Loan
                           N.J. Rev. Stat. Sections 46:10B-22 et seq.

                           Effective for loans closed on or after November
                           27, 2003

New Mexico                 Home Loan Protection Act, N.M. Rev. Stat.           Home Loan
                           Sections 58-21A-1 et seq.

                           Effective as of January 1, 2004; Revised as of
                           February 26, 2004

North Carolina             Restrictions and Limitations on High Cost Home      Consumer Home Loan
                           Loans, N.C. Gen. Stat. Sections 24-1.1E et seq.

                           Effective July 1, 2000; amended October 1, 2003
                           (adding open-end lines of credit)

South Carolina             South Carolina High Cost and Consumer Home          Consumer Home Loan
                           Loans Act, S.C. Code Ann. Sections 37-23-10 et
                           seq.

                           Effective for loans taken on or after January
                           1, 2004